UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 23, 2018

Date of report (date of earliest event reported)

The Habit Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36749	36-4791171
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

17320 Red Hill Avenue, Suite 140

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 851-8881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2018, the Board of Directors (the “Board”) of The Habit Restaurants, Inc. (the “Company”) expanded the size of the Board from seven directors to eight directors. The Board then, upon the recommendation of the Nominating & Corporate Governance Committee, elected Karin Timpone to the Board as a Class I director to hold office until the 2021 annual meeting of stockholders. The Board determined that Ms. Timpone is an independent director in accordance with applicable Nasdaq listing rules and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Ms. Timpone has not yet been appointed to serve on any committees of the Board.

Ms. Timpone has served as Global Marketing Officer of Marriott International, Inc. (NASDAQ: MAR) since 2013. Previously, she served as Senior Vice President, Product Strategy, Marketing and Business Development, DisneyABC Digital Media at the Walt Disney Company, Head of Consumer and Customer innovation at Yahoo! Inc. and Senior Vice President, Marketing, Communications and Research, at Universal Studios Inc. She graduated from Bryn Mawr College with a Bachelor of Arts in Political Science. She received her Master of Arts in Media Ecology at New York University. In light of Ms. Timpone’s marketing and branding experience in the hospitality and entertainment industries, the Board concluded that she is well qualified to serve as a director on the Board. There are no related party transactions between the Company and Ms. Timpone that are subject to disclosure under Item 404(a) of Regulation S-K.

Ms. Timpone will be compensated for her service as a director in accordance with Habit’s non-employee director compensation program as generally described in Habit’s proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 24, 2018. Ms. Timpone will enter into the Company’s standard form of indemnification agreement, the form of which has been filed as Exhibit 10.11 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on November 5, 2014.

On October 25, 2018, the Company issued a press release announcing the appointment of Ms. Timpone to the Board. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 25, 2018 issued by The Habit Restaurants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Habit Restaurants, Inc.

By:	/s/ Ira Fils
Ira Fils
Chief Financial Officer and Secretary

Date: October 25, 2018